UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2014

Calmare Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 368-6044

Competitive Technologies, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2014, Competitive Technologies, Inc. changed its name to Calmare Therapeutics Incorporated (the “Company”), pursuant to the filing of an Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on August 14, 2014. Of the 24,531,477 shares of common stock outstanding on the July 7, 2014 record date, a total of 18,485,084 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at that meeting are as follows:

a. To elect six nominees to serve as directors to hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. Our shareholders voted to elect all six nominees to serve as directors. Votes recorded, by nominee, were as follows:

Nominee	For	Withheld
Peter Brennan	6,384,459	139,811
Rustin R. Howard	6,023,661	500,609
Conrad Mir	6,384,459	139,811
Robert G. Moussa	6,023,458	500,812
Carl D. O’Connell	5,982,436	541,834
Stanley K. Yarbro, Ph. D.	6,425,680	98,590

b. To ratify the selection of Mayer Hoffman McMann, CPAs as our independent registered public accounting firm firm for the fiscal year ending December 31, 2014. The Company’s shareholders voted to approve this proposal with 18,329,978 votes “For” and 154,105 votes “Against.” There were 1,001 abstentions.

c. To amend the Certificate of Incorporation to change the name of the Company from Competitive Technologies, Inc. to Calmare Therapeutics Incorporated. The Company’s shareholders voted to approve this proposal with 18,196,051 votes “For” and 230,189 votes “Against.” There were 58,844 abstentions.

d. To amend the Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s common stock. The Company’s shareholders voted to approve this proposal with 16,128,205 votes “For” and 2,323,788 votes “Against.” There were 33,091 abstentions.

Item 7.01	Regulation FD.

The power point presentation information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.  The presentation was used by the Company at the shareholder meeting held on August 14, 2014.

The slides used in this presentation attached as Exhibit 99.1 are being furnished and not filed pursuant to Item 7.01 of Form 8-K. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment, dated August 20, 2014
99.1	Shareholder presentation, dated August 14, 2014 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calmare Therapeutics Incorporated

Date: August 20, 2014	By:	/s/ Conrad Mir
Name: Conrad Mir
Title: Chief Executive Officer